UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 13, 2002

AMC ENTERTAINMENT INC.
(Exact name of registrant as specified in its charter)

DELAWARE                               1-8747                                            43-1304369

(State or other jurisdiction           (Commission File                                 (IRS Employer
       of incorporation)                          Number)                                     Identification No.)

920 Main Street
Kansas City,  Missouri                              64105
(Address of principal executive offices)    (Zip Code)

Registrant’s telephone number, including area code (816) 221-4000

Item 7. Financial Statements and Exhibits.

Exhibits:

Statement under Oath of Principal Executive Officer dated August 13, 2002.

Statement under Oath of Principal Financial Officer dated August 13, 2002.

Item 9. Regulation FD Disclosure.

Attached as Exhibit 99.1 and 99.2 and incorporated into this Item 9. by reference, are the sworn statements of the Principal Executive Officer, Peter C. Brown, and Principal Financial Officer, Craig R. Ramsey, of AMC Entertainment Inc. as submitted to the Securities and Exchange Commission pursuant to Securities and Exchange Commission Order No. 4-460.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                  AMC ENTERTAINMENT INC.

Date:             August 13, 2002                                                      By: /s/ Craig R. Ramsey

                                                                                 Craig R. Ramsey
                                                                                 Executive Vice President,
                                                                                 Chief Financial Officer and
                                                                                  Secretary